Exhibit 99.2

ECOLAB COVID-19 UPDATE 1 March 25, 2020

2 Cautionary Statements Regarding Forward-Looking Information This communication contains certain statements relating to future events and our intentions, beliefs, expectations and predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast,” “guidance” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events generally identify forward-looking statements. These forward-looking statements include, but are not limited to, effects of the COVID-19 pandemic, amount, funding and timing of cash expenditures, future sales, future cash flows, access to capital, financial covenant coverage, variable costs, bad debt experience and commercial actions in response to the pandemic. These statements are based on the current expectations of management of the company. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward- looking statements included in this communication. We caution that undue reliance should not be placed on such forward-looking statements, which speak only as of the date made. Additional risks and uncertainties that could cause results to differ materially from those expressed in any forward-looking statements are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (the "SEC"), and include effects of the coronavirus (COVID-19) pandemic; the vitality of the markets we serve, including the impact of oil price fluctuations on the markets served by our Global Energy segment; the impact of economic factors such as the worldwide economy, capital flows, interest rates, foreign currency risk and reduced sales and earnings in our international operations resulting from the weakening of local currencies versus the U.S. dollar; our ability to execute key business initiatives, including restructurings and our Enterprise Resource Planning system upgrades; potential information technology infrastructure failures or breaches in data security; our ability to achieve the intended benefits of our plan to separate our Upstream Energy business and combine it with Apergy Corporation; our ability to attract, retain and develop high caliber management talent to lead our business; our ability to successfully compete with respect to value, innovation and customer support; exposure to global economic, political and legal risks related to our international operations; difficulty in procuring raw materials or fluctuations in raw material costs; pressure on operations from consolidation of customers or vendors; the costs and effects of complying with laws and regulations, including those relating to the environment, to the manufacture, storage, distribution, sale and use of our products and to labor and employment, as well as to the conduct of our business generally; the occurrence of litigation or claims, including the pending lawsuits against certain of our subsidiaries related to the Deepwater Horizon oil spill or class action lawsuits; restraints on pricing flexibility due to contractual obligations; our ability to acquire complementary businesses and to effectively integrate such businesses; changes in tax laws and unanticipated tax liabilities; potential loss of deferred tax assets; our indebtedness, and any failure to comply with the covenants that apply to our indebtedness; public health outbreaks, epidemics or pandemics, such as the current outbreak of COVID-19; potential losses arising from the impairment of goodwill or other assets; potential chemical spill or release; the loss or insolvency of a major customer or distributor; repeated or prolonged government and/or business shutdowns or similar events; acts of war or terrorism; natural or manmade disasters; water shortages; severe weather conditions; and other uncertainties or risks reported from time to time in our reports to the SEC. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations, except as required by law. Cautionary Statement

3  Commented on 2020 EPS in our March 18, 2020 release and 8-K in advance of our recent bond offering, confirming: ▪ Our prior 1Q 2020 guidance ▪ Our inability to currently forecast the impact of COVID-19 on our 2020 results 2020 Outlook

COVID-19  Will likely be biggest impact event since WWII ▪ Human Health ▪ Economic  Impact Asymmetrical ▪ Record demand in some sectors ▪ Record demand destruction in others  NOT the “end of days” for: ▪ Mankind or ▪ Ecolab 4

Our View 5  Ecolab is healthy and positioned to help  Ecolab needs to do its part…and will!

Ecolab: Positioned to Deliver What Matters Most 6 SAFE FOOD CLEAN WATER HEALTHY ENVIRONMENTS

Our Goals  Continue to be a company people can count on…do our part ▪ Communities ▪ Customers ▪ Our team ▪ Investors  Emerge even stronger ▪ As a team ▪ As a business and company 7

Our Approach  Support our Essential Customers in the Safest Way Possible  Protect our People ▪ Social Distancing / Facility Hygiene ▪ Admin: Work from home (+90% working from home) ▪ Production: shift, line separation (129 of 130 plants running) ▪ Field: no group setting, new “fix” protocol ▪ Pay Protect Plan  Protect our Customers ▪ Protection maintained ▪ Field and tech support provided globally  Protect our Company ▪ P&L / Cash: capital, hiring, and spending controls ▪ Positive Free Cash Flow even in ridiculously severe scenarios 8

Ecolab Customer Markets 9 = 33% = 23% = 13% = 31% Excludes Upstream Energy Ecolab Customer Market % of Ecolab Sales Food and Beverage 20% Healthcare 8% Food Retail 3% Long Term Care 2% Paper, Power, Electronics 11% Quick Service Restaurants 6% Life Sciences 2% All Other 4% Refineries 5% Chemicals 4% Education 4% Full Service Restaurants 14% Lodging 8% Mining, Primary Metals, Transportation 5% Textile Care 2% Cruise, Gaming, and Recreation 2% Demand Plus Demand Same Demand Down Demand Depressed

10  Significantly depressed customer activity in January/February ▪ Both Institutional and Industrial customers were operating at significantly reduced rates or completely shut down ▪ Reduced customer activity more than offset a significant increase in demand for cleaners and sanitizers  Customer activity slowly improving in March ▪ Institutional customers began to reopen, with activity slowly starting to recover ▪ Industrial customers started to increase their production levels though end-market demand remains depressed ▪ Heightened customer awareness around hygiene and food safety January and February adjusted for timing of Chinese New Year December January February March April May Sales 13% 8% -17% -9% -6% -1% Actual Forecast China Progression

Sanitizer Demand in Impacted Areas  Hand Sanitizer  Hand Care  Hard Surface Sanitizers 11 15x 5x 3x

Commercial Actions  Work to fully meet increased demand ▪ Production max plans in place for sanitizers ▪ Bioquell ramp up ▪ Prioritize meeting existing customer needs first  “Help” plan for strategic targets ▪ Utilize field and balance sheet to help ▪ Strategic targets only  Accelerate digital transformation ▪ Drive incremental value: digital programs, digital field platforms ▪ Capture opportunities of remote service: eCommerce, system assurance center  COVID stress reduction for Foodservice and Hospitality ▪ Temporarily reduce fixed payments, extend agreements ▪ Develop re-open package by chain 12

Pre-Nalco Transaction **** Resilient Free Cash Flow Cash on Hand and Term Debt Maturities Solid Cash Position and Priorities ▪ Interest / Debt ▪ Remain committed to our dividend ▪ CapEx reduced by 50% ▪ Ample liquidity Liquidity ▪ Confident in delivering positive FCF in all modeled scenarios ▪ Revolver capacity $2B, $1B commercial paper outstanding ▪ Covenant: 3.5x EBITDA/Interest, 16x at 12/31/19 ▪ Additional A/R write-off risk in prior downturns ~0.3% of sales ▪ $1.1B cash on hand 1,020 400 750 500 458 250 250 500 500 700 673 673 - 250 500 750 1,000 1,250 1,500 2021 2022 2023 2024 2025 2026 2027 … 2030 … 2041 … 2046 2047 $M Debt Maturity ($M) WAC: 3.41% WAM: 9.1 years 2020-2021 Maturities Maturity Rate Principal 5-Year Note (2015) 12-Jan-20 2.25% 300 10-Year Note (2011) 8-Dec-21 4.35% 1,020 Total $1,320 * Excludes voluntary pension contributions v Term Debt WAC: 3.41% WAM: 9.1 years ~90% Fixed Cash Strong Financial Position 13

Summary  Ecolab incredibly well positioned to help ▪ Financially ▪ Strategically  Our team is focused on customers  This will pass … a new normal will emerge 14 Cleaner, Safer, Healthier Positioning Even More Right Hygiene, Antimicrobial & ESG Know-How Will Matter Even More

WE ARE LIVING HISTORY 15 LET’S BE PROUD OF THE WAY WE DO IT